                                                                    Exhibit 99.1

                             Joint Filer Information

Form 4

Designated Filer:           Elevation Partners, L.P.

Other Joint Filers:         Elevation Associates, L.P., Elevation Associates,
                            LLC, Elevation Employee Side Fund, LLC, Elevation
                            Management, LLC, Paul Hewson, and Bret Pearlman

Addresses:                  The principal business address of each of the joint
                            filers listed above is 2800 Sand Hill Road,
                            Suite 160, Menlo Park, CA 94025.

Date of Event Requiring
Statement:                  April 6, 2011

Issuer Name and Ticker
or Trading Symbol:          Move Inc. [MOVE]

Signatures:                           ELEVATION ASSOCIATES, L.P.
                                      By: Elevation Associates, LLC,
                                          as General Partner

                                      By: /s/ Fred Anderson
                                          --------------------------------------
                                          Name:  Fred Anderson
                                          Title: Manager

                                      ELEVATION ASSOCIATES, LLC

                                      By: /s/ Fred Anderson
                                          --------------------------------------
                                          Name:  Fred Anderson
                                          Title: Manager

                                      ELEVATION EMPLOYEE SIDE FUND, LLC
                                      By: Elevation Management, LLC,
                                          as Managing Member

                                      By: /s/ Fred Anderson
                                          --------------------------------------
                                          Name:  Fred Anderson
                                          Title: Manager

                                      ELEVATION MANAGEMENT, LLC

                                      By: /s/ Fred Anderson
                                          --------------------------------------
                                          Name:  Fred Anderson
                                          Title: Manager

                                          /s/ Paul Hewson
                                          --------------------------------------
                                          Paul Hewson

                                          /s/ Bret Pearlman
                                          --------------------------------------
                                          Bret Pearlman

                                          /s/ Tracy Hogan
                                          --------------------------------------
                                          Attorney-in-Fact for Reporting Persons
                                          pursuant to Power of Attorney

Date: April 6, 2011